--------------------------------------------------------------------------------
                                EXHIBIT (h)(4)(a)
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                                AMENDED EXHIBIT A
                  TO THE EXPENSE LIMITATION AGREEMENT BETWEEN
                              NATIONWIDE SEPARATE
                                  ACCOUNT TRUST
                (TO BE RENAMED GARTMORE VARIABLE INSURANCE TRUST)
                                      AND
                      VILLANOVA MUTUAL FUND CAPITAL TRUST
                      (TO BE RENAMED GARTMORE MUTUAL FUND
                                 CAPITAL TRUST)

                             EFFECTIVE MAY 31, 2000
                         (AS AMENDED DECEMBER 12, 2001)

NAME OF FUND                                                       EXPENSE
                                                             LIMITATION FOR FUND
----------------------------------------------------------  ----------------------
Turner NSAT Growth Focus Fund. . . . . . . . . . . . . . .  Class I          1.35%
(to be renamed Turner GVIT Growth Focus Fund)# . . . . . .  Class II         1.60%
  Class III. . . . . . . . . . . . . . . . . . . . . . . .                   1.35%

Gartmore NSAT Millennium Growth Fund . . . . . . . . . . .  Class I          1.40%
(to be renamed Gartmore GVIT Millennium Growth Fund)#. . .  Class II         1.65%

Gartmore NSAT Global Technology. . . . . . . . . . . . . .  Class I          1.35%
and Communications Fund. . . . . . . . . . . . . . . . . .  Class II         1.60%
(to be renamed Gartmore GVIT Global Technology . . . . . .  Class III        1.35%
and Communications Fund)#

Gartmore NSAT Global Health Sciences Fund. . . . . . . . .  Class I          1.35%*
(to be renamed Gartmore GVIT Global Health Sciences Fund)#  Class II       1.60%*
  Class III. . . . . . . . . . . . . . . . . . . . . . . .                 1.35%*

Gartmore GVIT U.S. Leaders Fund. . . . . . . . . . . . . .  Class I        1.25%*
(to be renamed Gartmore GVIT U.S. Growth Leaders Fund)#. .  Class II       1.50%*
  Class III. . . . . . . . . . . . . . . . . . . . . . . .                 1.25%*

Gartmore GVIT U.S. Leaders Fund. . . . . . . . . . . . . .  Class I        1.10%*
  Class II . . . . . . . . . . . . . . . . . . . . . . . .                 1.10%*
  Class III. . . . . . . . . . . . . . . . . . . . . . . .                 1.10%*

Money Market Fund II . . . . . . . . . . . . . . . . . . .                1.30%**
(to be renamed Gartmore GVIT Money Market Fund II)#

NSAT Investor Destinations Aggressive Fund . . . . . . . .               0.61%***
(to be renamed Gartmore GVIT Investor Destinations
Aggressive Fund)#

NSAT Investor Destinations Moderately Aggressive Fund. . .               0.61%***
(to be renamed Gartmore GVIT Investor Destinations
Moderately Aggressive Fund)#

NSAT Investor Destinations Moderate Fund . . . . . . . . .  Class I      0.61%***
(to be renamed Gartmore GVIT Investor Destinations
Moderate Fund)#

NSAT Investor Destinations Moderately Conservative Fund. .  Class I      0.61%***
(to be renamed Gartmore GVIT Investor Destinations
Moderately Conservative Fund)#

NSAT Investor Destinations Conservative Fund . . . . . . .  Class I      0.61%***
(to be renamed Gartmore GVIT Investor Destinations
Conservative Fund)#


                                    -- 317 --

     With respect to each of the NSAT Investor Destinations Funds, for the period until May 1, 2003, it is hereby agreed that Fund Operating Expenses shall include Rule 12b-1 fees and fees paid pursuant to an Administrative Services Plan.
-------------------------

*    Effective  until  at  least  April  30,  2003.
**   Effective  until  at  least  May  1,  2002.
***  Effective  until  at  least  May  1,  2003.
#    Name  changes  to  be  effective  upon  the  name  change  of  the  Trust.

     VILLANOVA  MUTUAL  FUND  CAPITAL  TRUST
     (to  be  renamed  Gartmore  Mutual  Fund  Capital  Trust)

     By:  /s/  Kevin  S.  Crossett
     Name:     Kevin  S.  Crossett
     Title:    V.P.  -  Associate  General  Counsel

     NATIONWIDE  SEPARATE  ACCOUNT  TRUST
     (to  be  renamed  Gartmore  Variable  Insurance  Trust)

     By:  /s/  Dina  Tantra
     Name:     Dina  Tantra
     Title:    Assistant  Secretary


                                    -- 318 --